Exhibit 10.1

FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of June [__], 2024 by and among (1) Information Services Group, Inc. (the “Borrower”), (2) International Advisory Holdings Corp., International Consulting Acquisition Corp., ISG Information Services Group Americas, Inc., and TPI Eurosourcing, L.L.C. (collectively, the “Guarantors”), (3) the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, N.A. (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and as Swingline Lender and L/C Issuer with respect to a certain Third Amended and Restated Credit Agreement dated as of February 22, 2023, by and among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Swingline Lender and the L/C Issuer (as amended from time to time, including by this Agreement, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.Definitions.  Capitalized terms used herein without definition that are defined in the Credit Agreement (as amended hereby) shall have the same meanings herein as therein.

§2.Ratification of Existing Agreements.  All of the Loan Parties’ obligations and liabilities to the Administrative Agent, the L/C Issuer, the Swingline Lender and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Loan Party’s execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Loan Party’s execution of this Agreement, each of the Loan Parties represents and warrants that no Loan Party has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3.Representations and Warranties.  Each of the Loan Parties hereby represents and warrants to the Administrative Agent, the L/C Issuer, the Swingline Lender and Lenders that all of the representations and warranties made by the Loan Parties in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4.Conditions Precedent.  The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction of each of the following conditions precedent:

(a)Execution of Amendment.  The Administrative Agent shall have received counterparts of this Agreement, executed by a Responsible Officer of each Loan Party and a duly authorized officer of each Lender.

(b)Fees and Expenses.  The Administrative Agent, BofA Securities and the Lenders shall have received (i) all fees and expenses, if any, owing (A) to any Lender or (B) pursuant to Section 2.09 of the Credit Agreement; and (ii) the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(c)Representations and Warranties.  All of the representations and warranties made by the Loan Parties herein, whether directly or incorporated by reference, shall be true and correct in all material respects on the date hereof except as provided in §3 hereof.

(d)No Event of Default.  There shall exist no Default or Event of Default.

§5.Amendments to the Credit Agreement.  Subject to the satisfaction of the terms and conditions set forth in Section 4 herein, the parties hereto agree to amend the Credit Agreement as follows:

(a)The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:1

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income for the most recently completed Measurement Period plus the following to the extent deducted in calculating such Consolidated Net Income (without duplication):  (a) Consolidated Interest Charges paid or payable in cash, (b) the provision for federal, state, local and foreign income taxes payable for such period, (c) depreciation and amortization expense for such period, (d) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such period), (e) non-cash equity compensation and other non-cash charges, ~~and~~ (f) severance and one-time office lease or other contract termination costs incurred during such period, in an aggregate amount under this clause (f), not to exceed (i) $5,000,000 for the period commencing on the Closing Date through the First Amendment Effective Date and (ii) $5,000,000 for the period commencing on the First Amendment Effective Date through the Maturity Date and (g) non-cash [subcontractor

1NTD: For ease of review, the language added to this definition is highlighted in bold and underline, to be removed in the execution version.

accrual costs]2 incurred in connection with the Digital Mall Project prior to the First Amendment Effective Date, in an amount not to exceed $1,800,000; provided in connection with any add-back for such severance or one-time lease termination costs, the Borrower shall provide the Administrative Agent with documentation detailing the terms of such severance or one-time office lease termination costs, each in form and substance reasonably satisfactory to the Administrative Agent.

(b)Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“First Amendment Effective Date” means June [__], 2024.

“Digital Mall Project” means [_________].3

§6.Miscellaneous Provisions.

(a)Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same.  The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement shall be read and construed as one instrument.

(b)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c)This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed counterpart of this Agreement by facsimile transmission or other electronic transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

[Remainder of page intentionally left blank]

2NTD: Company to confirm description of addback, which shall be limited to the referred to subcontractor costs, and shall not include any other bad debt expense.

3NTD: Company to provide description of “Digital Mall Project”.

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Agreement as of the date first set forth above.

INFORMATION SERVICES GROUP, INC.

By:	/s/ Michael P. Connors
Name:	Michael P. Connors
Title:	President

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ Michael P. Connors
Name:	Michael P. Connors
Title:	Director

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ Michael P. Connors
Name:	Michael P. Connors
Title:	Director

ISG INFORMATION SERVICES GROUP AMERICAS, INC.

By:	/s/ Michael P. Connors
Name:	Michael P. Connors
Title:	President

TPI EUROSOURCING, L.L.C.

By:	/s/ Michael P. Connors
Name:	Michael P. Connors
Title:	President

[Signature page to First Amendment Agreement]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Teresa Weirath
	Name:	Teresa Weirath
	Title:	Vice President

[Signature page to First Amendment Agreement]

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Donald K. Bates
	Name:	Donald K. Bates
	Title:	Senior Vice President

[Signature page to First Amendment Agreement]

TD BANK, N.A.,
as a Lender

By:	/s/ John V. Raleigh
Name:	John V. Raleigh
Title:	Vice President

[Signature page to First Amendment Agreement]

WEBSTER BANK, N.A.,
as a Lender

By:	/s/ George G. Sims
Name:	George G. Sims
Title:	Managing Director

[Signature page to First Amendment Agreement]